                            UAM Funds
                            Funds for the Informed Investor sm

Pell Rudman Mid-Cap Growth Portfolio

Institutional Class Shares Prospectus                     September 1, 2000

                                           as Supplemented October 10, 2000





                                 [LOGO OF UAM}

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents


Fund Summary..................................................................1

 What is the Fund's Objective?................................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................2
 How Has the Fund Performed?..................................................3
 What are the Fund's Fees and Expenses?.......................................4

Investing with the UAM Funds..................................................5

 Buying Shares................................................................5
 Redeeming Shares.............................................................6
 Exchanging Shares............................................................8
 Transaction Policies.........................................................8
 Account Policies............................................................10

Additional Information About the Fund........................................12

 Other Investment Practices and Strategies...................................12
 Investment Management.......................................................13
 Shareholder Servicing Arrangements..........................................16

Financial Highlights.........................................................17


 Fund Summary



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks long-term capital appreciation. The fund may change its in-vestment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The primary focus of the fund is on quality growth companies with medium market capitalizations. The fund normally invests at least 65% of its to-tal assets in common stocks of companies with medium market capitaliza-tions, which are defined as companies with market capitalizations within the range of the Russell Mid Cap Growth Index at the time of purchase. As of September 30, 2000, the Russell Midcap Growth Index had a weighted av-erage market capitalization of $9.9 billion. As of the same date the smallest company in the Russell Midcap Growth Index had a market capital-ization of $260 million and the largest company had a market capitaliza-tion of 34.5 billion.

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, pre-ferred stocks, convertible securities, rights and warrants.

  The adviser emphasizes bottom-up (i.e., it focuses on individual stocks rather than industries or sectors) fundamental stock selection that con-centrates on companies that can deliver consistently strong earnings growth, cash flow growth, and return on equity. The adviser looks for a proven history of growth because it believes that such a history is indic-ative of the value of the underlying franchise or market position. These companies typically have a proprietary product or business approach that allows them to be leaders within their respective industries. The adviser also looks for strong management that is shareholder-oriented and is pur-suing a clear, profit-oriented business strategy.

  The adviser narrows potential candidates by looking for companies that may outperform in the future and/or possess a catalyst that may allow the stock to recognize its potential. Typical catalysts include:

  .   New products.

  .   Acceleration in revenues.

  .   Expanding profit margins.

  . Companies with strong growth-oriented fundamentals that have experi-enced a recent and/or significant correction in valuation.

  .   Companies with positive earnings momentum.

  The adviser also emphasizes diversification in terms of sector exposure as well as the number of securities held, and normally expects low turnover of holdings.

  Companies are constantly evaluated in terms of growth characteristics rel-ative to valuations by comparing the price-to-earnings growth rate of cur-rent fund holdings to potential purchase candidates. Securities are con-sidered candidates for sale based on their performance relative to certain benchmarks. The adviser may also sell a security at any time because of deteriorating fundamentals, valuations or relative performance.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Growth funds may not perform as well as other types of mutual funds when growth investing is out of favor. The values of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares average annual re-turns of the fund to those of a broad-based securities market index. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                             1999          35.69%


  During the periods shown in the chart for the fund, the highest return for a quarter was 26.15% (quarter ending 12/31/99) and the lowest return for a quarter was -4.25% (quarter ending 06/30/00). For the period from January 1, 2000, through June 30, 2000, the fund returned 15.02%.

Average Annual Returns For Periods Ended December 31, 1999

                                                Since
                                        1 Year 9/10/98*
  -----------------------------------------------------
  Pell Rudman Mid-Cap Growth Portfolio  35.69%  49.18%
  -----------------------------------------------------
  Russell Mid-Cap Growth index          51.30%  68.06%

  * Beginning of operations. Index comparisons begin on September 30, 1998.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------
Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund does have annual operating expenses and as a shareholder you pay them indirectly. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Management Fees                       1.00%
  -------------------------------------------
  Other Expenses*                       1.31%
  -------------------------------------------
  Total Annual Fund Operating Expenses  2.31%

  * "Other Expenses" presented in the table above may be higher than the ex-penses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.30% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" do not take into account any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian. This would also have the effect of reduc-ing the fund's expenses.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
    $234                  $721                             $1,235                             $2,646

 Investing with the UAM Funds



BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading
     Symbol                            CUSIP                                                 Fund Code
  ----------------------------------------------------------------------------------------------------
     PRMIX                           902556760                                                  920

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.)

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  Send a letter to the UAM Funds specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address.

  All registered share owner(s) in the exact name(s) and any special capac-ity in which they are registered must sign the letter.

  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You can redeem shares on the Internet at www.uam.com. For login informa-tion, including your personal identification number (PIN), please call 1-877-826-5465.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  The UAM Funds may require that a bank or member firm of a national securi-ties exchange guarantee signatures. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a share-holder to furnish additional legal documents to insure proper authoriza-tion.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your personal identification number (PIN), please call 1-877-826-5465. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed af-ter it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. East-ern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock ex-change closing prices) unreliable. The UAM Funds will determine an invest-ment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information about the Fund



OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest in securities of companies located outside of the United States, American Depositary Receipts, European Depositary Receipts and other similar global instruments. When the fund invests in foreign se-curities, it will be subject to risks not typically associated with domes-tic securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less devel-oped.

Short-Term Investing

  At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive posi-tion to reduce changes in the value of the shares of the fund that may re-sult from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Pell Rudman Trust Company, N.A., a nationally chartered trust company lo-cated at 100 Federal Street, Boston, Massachusetts 02110, is the invest-ment adviser to the fund. The adviser manages and supervises the invest-ment of the fund's assets on a discretionary basis. The adviser, an affil-iate of United Asset Management Corporation, has provided comprehensive and integrated financial services to individuals and selected institu-tional clients since 1980.

  The fund has agreed to pay the adviser a management fee equal to 1.00% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.30% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The ad-viser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.00% of its average net assets in advisory fees to the adviser.

Portfolio Managers

  A team of investment professionals manages the fund; however, Jeffrey S. Thomas has overall responsibility for the day-to-day management of the fund. Listed below are the investment professionals that comprise that team and a brief description of their business experience.

           Manager          Experience
  -----------------------------------------------------------------------------
   Jeffrey S. Thomas, CFA   Mr. Thomas joined the adviser in 1986 and he is
                            currently Chief Investment Officer. Mr. Thomas
                            heads the Investment Committee and oversees the
                            portfolio management of all client portfolios of
                            the adviser. Before joining the adviser, he was
                            Vice President, Scudder Stevens & Clark, 1981-1986;
                            Senior Investment Officer, Bank of New England,
                            1979-1981; and Investment Officer, The Northern
                            Trust Company, 1973-1979. Mr. Thomas is a member of
                            the Boston Security Analysts Society, Bank Analysts
                            Association of Boston and President of Boston Media
                            Analysts Group. He earned his BS in Finance and
                            Economics from Miami University (Ohio) and his MBA
                            in Finance from the University of Chicago. He is a
                            Chartered Financial Analyst and Chartered
                            Investment Counselor.
  -----------------------------------------------------------------------------
   Frederick L. Weiss, CFA  Mr. Weiss is Director of Research and heads the research efforts of the investment team. Before
                            joining the adviser in 1989, he was Vice President
                            and Senior Analyst, Adams, Harkness & Hill, 1989;
                            Vice President State Street Research and
                            Management, 1983-1988; and Analyst, State Street
                            Research and Management, 1979-1983. Mr. Weiss is a
                            member of the Boston Security Analyst Society and
                            Healthcare, Technology and Chemicals Analysts
                            Society. He earned his AB from Harvard College,
                            Magna Cum Laude, and his MBA from Harvard Business
                            School, with honors. He is a Chartered Financial
                            Analyst.
  -----------------------------------------------------------------------------
   Jay Pearlstein, CFA, CPA Mr. Pearlstein is a Senior Research Analyst and
                            Portfolio Manager providing equity research on a
                            number of industries. Before joining the adviser in
                            1996, he was a Vice President of the Equity
                            Research Department and on the Investment Policy
                            Committee, Loomis Sayles & Co., 1981-1996; Staff
                            Analyst, Gulf Oil Corporation, 1980; and Senior
                            Auditor at Coopers & Lybrand, 1977-1979. Mr.
                            Pearlstein earned his BA in Accounting from
                            Michigan State University, Summa Cum Laude. He
                            received the Board of Trustees Award for graduating
                            first in his class and was the recipient of a
                            National Merit Scholarship, Financial Executives
                            Institute Award and Alpha Kappa Psi Scholarship
                            Key. He also earned his MBA, with distinction, from
                            Harvard University Graduate School of Business
                            Administration where he received First-Year Honors.
                            He is a Chartered Financial Analyst and a Certified
                            Public Accountant.

Adviser's Historical Performance

  The adviser manages separate accounts that have the same investment objec-tives as the portfolio. The adviser manages these accounts using tech-niques and strategies substantially similar, though not always identical, to those used to manage the portfolio. A composite of the performance of these separate accounts is listed below.

  The performance data for the managed accounts reflects deductions for the fees and expenses of such accounts. The average fees and expenses of the separate accounts were less than the operating expenses of the portfolio. If the performance of the managed accounts was adjusted to reflect the fees and expenses of the portfolio, the composite's performance would have been lower. The adviser calculated its performance based on a time-weighted and asset-weighted total rate of return. Time weighting is a method of calculating the performance to recognize any cash additions to, or withdrawals from, the account. Asset weighting is method of calculating performance that is designed to recognize all assets managed in the com-posite as though they were managed in one large account, which means that larger accounts will have a proportionately greater rate of impact on the composite's rate of return than smaller accounts. The SEC standardized av-erage annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of the initial amount that is invested in a share class of the portfolio at the maximum public offering price. Had the ad-viser calculated its performance using the SEC's methods for investment companies, its results might have differed.

  The separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the In-vestment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance is for illustrative purposes only and is not intended to predict or suggest the performance of the portfolio.

                               Pell Rudman Trust   Russell
                                 Company, N.A.     Mid-Cap
                                  Composite*     Growth Index
  -----------------------------------------------------------
    Calendar Years Ended:
     1992                           35.93%          14.09%
  -----------------------------------------------------------
     1993                           28.44%          11.19%
  -----------------------------------------------------------
     1994                            2.12%          (2.16)%
  -----------------------------------------------------------
     1995                           36.26%          33.98%
  -----------------------------------------------------------
     1996                           18.64%          17.48%
  -----------------------------------------------------------
     1997                           22.52%          22.54%
  -----------------------------------------------------------
     1998                           23.95%          17.86%
  -----------------------------------------------------------
     1999                           34.90%          51.29%
  -----------------------------------------------------------
    Average Annual Returns For Periods Ended 6/30/00
     1-year                         42.69%          48.60%
  -----------------------------------------------------------
     3-years                        29.09%          30.40%
  -----------------------------------------------------------
     5-years                        27.72%          26.37%
  -----------------------------------------------------------
     Since Inception (6/1/92)       27.54%          21.38%

  * The adviser's returns presented above are net of an average annual fee of 0.70%. During the period shown (6/1/92-6/30/00), fees on the adviser's individual accounts ranged from 0.50% to 1.00%. The adviser's composite has not been audited.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial repre-sentatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the fi-nancial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addi-tion, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your fi-nancial representative should provide you with a schedule of its fees and services.

The fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

The adviser and its affiliates may, at their own expense, pay financial repre-sentatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.

  Periods Ended April 30,                                  2000  1999#
  ------------------------------------------------------------------------
  Net Asset Value, Beginning of Period                  $ 12.76  $10.00
  Income from Investment Operations:
   Net Investment Income                                  (0.12)  (0.02)
   Net Realized and Unrealized Gain (Loss)                 6.41    2.78
   Total From Investment Operations                        6.29    2.76
  Distributions:
   Net Realized Gain                                      (0.02)    --
  Net Asset Value, End of Period                        $ 19.03  $12.76
  Total Return+                                           49.49%  27.50%++
  Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                $17,703  $6,185
   Ratio of Expenses to Average Net Assets                 1.31%   1.30%*
   Ratio of Net Investment Income to Average Net Assets  (0.95)%  (0.68)%*
   Portfolio Turnover Rate                                   42%     24%

  # For the period from September 10, 1998 (commencement of operations), through April 30, 1999.
  * Annualized
  ++Not annualized
  + Total return would have been lower had certain fees not been waived and certain expenses not been assumed by the adviser during the periods in-dicated.

Pell Rudman Mid-Cap Growth Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

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